                                                                    EXHIBIT 1.1


                         FORM OF UNDERWRITING AGREEMENT

                2,000,000 Trust Convertible Preferred Securities

                              AMCV CAPITAL TRUST I

                  7.00% Trust Convertible Preferred Securities
              (Liquidation Amount $50 per Trust Preferred Security)

                       Guaranteed by, and Convertible into
                                Common Stock of,



                          AMERICAN CLASSIC VOYAGES CO.


                             UNDERWRITING AGREEMENT

                                                              February 15, 2000
Donaldson, Lufkin & Jenrette
  Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

         AMCV Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "TRUST"), and American Classic Voyages Co., a Delaware corporation (the "COMPANY"), propose that the Trust issue and sell to the several underwriters named in Schedule A hereto (the "UNDERWRITERS") 2,000,000 of its 7.00% Trust Convertible Preferred Securities (liquidation amount $50 per Trust Preferred Security) (the "FIRM SECURITIES"), representing preferred undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in a guarantee agreement (the "PREFERRED GUARANTEE") between the Company and The Bank of New York, as guarantee trustee (the "GUARANTEE TRUSTEE"), and convertible into common stock, par value $.01 per share ("COMMON STOCK"), of the Company. The Trust and the Company also propose that the Trust issue and sell to the several Underwriters not more than an additional 300,000 of its 7.00% Trust Convertible Preferred Securities (the "ADDITIONAL SECURITIES") if requested by the Underwriters as provided in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter referred to collectively as the "SECURITIES". The Trust will purchase, with the proceeds of the sale of the Securities and its 7.00% Trust Convertible Common Securities (liquidation amount $50 per Trust



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Common Security) (the "COMMON SECURITIES"), $103,092,800 aggregate principal amount (or $118,556,750 aggregate principal amount assuming full exercise by the Underwriters of the overallotment option described herein) of 7.00% Subordinated Convertible Debentures due 2015 (the "DEBENTURES") of the Company, to be issued pursuant to the Junior Convertible Subordinated Indenture to be dated as of February 22, 2000 (the "INDENTURE") between the Company and The Bank of New York, as trustee (the "INDENTURE TRUSTEE" ).

         Immediately after the Closing Date (as defined herein), the Company will be the holder of all of the Common Securities. The Common Securities will represent subordinated undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation and redemption, to the extent set forth in a guarantee agreement (the "COMMON GUARANTEE," and together with the Preferred Guarantee, the "GUARANTEES") executed by the Company. The Trust will be subject to the provisions of an Amended and Restated Declaration of Trust (the "DECLARATION") to be dated as of February 22, 2000 among the Company, as sponsor of the Trust, The Bank of New York, as property trustee (the "PROPERTY TRUSTEE"), The Bank of New York (Delaware), as Delaware trustee (the "DELAWARE TRUSTEE"), and three individual trustees who are officers of the Company (the "ADMINISTRATIVE TRUSTEES"). The Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the "TRUSTEES."

         Concurrently with the offering of the Securities, the Company is offering 2,000,000 shares of Common Stock (excluding 300,000 shares available to cover the over-allotment) pursuant to a separate underwriting agreement. This offering and the common stock offering are not dependent on each other.

         SECTION 1. Registration Statement and Prospectus. The Trust and the Company have prepared and filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (No. 333-94771) covering the registration under the Securities Act of 1933, as amended and the rules and regulations of the Commission thereunder (the "ACT") up to $250,000,000 of (i) Common Stock, (ii) Preferred Stock of the Company, (iii) subordinated debt securities of the Company, (iv) preferred securities of the Trust, and (v) guarantees and back-up undertakings of the Company in connection with the preferred securities of the Trust, of which the Securities are a part. Such registration statement, as amended, has been declared effective by the Commission. Such registration statement, as amended through the date of this Agreement, including all documents incorporated or deemed to be incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT"), or otherwise, are herein collectively referred to as the "REGISTRATION STATEMENT". The prospectus in the form first used to confirm sales of Securities (including the information contained in any prospectus supplement relating to the Securities and any documents or information incorporated or deemed to be incorporated by reference into such prospectus) are hereinafter collectively referred to as the "PROSPECTUS". All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. The terms "supplement,"


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

"supplemented," "amendment," "amend" and "amended" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents filed by the Trust or the Company with the Commission pursuant to the Exchange Act that are incorporated or deemed to be incorporated therein by reference.

         SECTION 2. Agreements to Sell and Purchase and Lock-Up Agreements.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust and the Company agree that the Trust shall issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a price per Trust Preferred Security of $50 (the "PURCHASE PRICE"), the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Trust and the Company agree that the Trust shall issue and sell the Additional Securities and the Underwriters shall have the right to purchase, severally and not jointly, up to 300,000 Additional Securities from the Trust at the Purchase Price. Additional Securities may be purchased solely for the purpose of covering over- allotments made in connection with the offering of the Firm Securities. The Underwriters may exercise their right to purchase Additional Securities in whole or in part from time to time by giving written notice thereof to the Trust and the Company within 30 days after the date of this Agreement. You shall give any such notice and such notice shall specify the aggregate number of Additional Securities to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date) and (ii) no later than ten business days after such notice has been given. If any Additional Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust the number of Additional Securities (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Securities to be purchased from the Trust as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Securities.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust to purchase the Debentures of the Company, the Company on the Closing Date or any Option Closing Date (as hereinafter defined) shall pay to DLJ, for the respective accounts of the several Underwriters, an amount equal to $1.625 per Security for the Securities delivered by the Trust pursuant hereto on the Closing Date or any Option Closing Date.

         The Company hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or
(ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common



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Stock, or such other securities, in cash or otherwise), except to the
Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such 90-day period (i) the Company may issue stock or grant stock options pursuant to the Company's existing stock option and stock award plans; and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof. The Company also agrees not to file any registration statement with respect to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and executive officers of the Company and (ii) each stockholder listed on Schedule B hereto to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the date of the Prospectus, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

         SECTION 3. Terms of the Public Offering. The Company and the Trust are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         SECTION 4. Delivery and Payment. The Securities shall be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust shall deliver the Securities, with any transfer taxes thereon duly paid by the Trust, to Donaldson, Lufkin & Jenrette Securities Corporation through the facilities of DTC for the respective accounts of the several Underwriters, against payment to the Trust of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The global certificates representing the Securities shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of delivery and payment for the Firm Securities shall be 9:00 A.M., New York City time, on February 22, 2000 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery for the Firm Securities are hereinafter referred to as the "CLOSING DATE". The time and date of delivery and payment for any Additional Securities to be purchased by the Underwriters shall be 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to
Section 2 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery for any Additional Securities are hereinafter referred to as an "OPTION CLOSING DATE".



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

         The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement, shall be delivered at the offices of Sidley & Austin, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois 60603 (the "CLOSING LOCATION"), and the Securities will be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

         SECTION 5. Agreements of the Trust and the Company. The Trust and the Company jointly and severally agree with each Underwriter as follows:

         (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

         (b) To furnish to you four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated therein by reference, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated therein by reference, as you may reasonably request.

         (c) To prepare the Prospectus, the form and substance of which shall be satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

         (d) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus and any



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

documents incorporated therein by reference) as such Underwriter or dealer may reasonably request.

         (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

         (f) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than a consent to service of process as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

         (g) To mail and make generally available to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending March 31, 2001 that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

         (h) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Stock or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

         (i) To use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus (including the prospectus supplement relating to the Securities) under "Use of Proceeds".

         (j) To use reasonable best efforts to list, subject to notice of issuance, the Securities and the Common Stock issuable upon conversion of the Securities or the Debentures on the Nasdaq National Market and to maintain such listing on the Nasdaq National Market so long as the Securities are outstanding. At such time as the Debentures are distributed to holders of the



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

Securities pursuant to the Declaration, the Company will use reasonable best efforts to list the Debentures on the Nasdaq National Market and to maintain such listing on the Nasdaq National Market so long as the Debentures are outstanding.

         (k) To, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

         (l) The Company shall issue the Preferred Guarantee concurrently with the issue and sale of the Securities as contemplated herein.

         (m) To use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company or the Trust prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Securities.

         (n) So long as any Securities are outstanding, the Trust will continue its existence in good standing as a business trust under the Delaware Business Trust Act with power and authority to own property and conduct its business as described in the Prospectus and the Trust will remain duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not, singly or in the aggregate, materially adversely affect the operations of the Trust.

         (o) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Trust and the Company's and the Trust's accountants in connection with the registration and delivery of the Securities under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, excluding any internal sales memoranda or other documents prepared by any of you, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto (not in excess of $5,000)), (v) the filing fees and reasonable disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities and all costs and expenses incident to the listing of the Securities on the Nasdaq National Market, (vii) the cost of printing



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certificates representing the Securities, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) the fees and expenses of the Trustees, the Guarantee Trustee and the Indenture Trustee and their counsel in connection with the Declaration, the Guarantee, the Indenture and the Securities and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         SECTION 6. Representations and Warranties of the Company and the Trust.

         The Company and the Trust jointly and severally represent and warrant to each Underwriter that:

         (a) Each of the Company and the Trust meets the requirements for use of Form S-3 under the Act. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement became effective and on the Closing Date (and, if any Additional Securities are purchased, on the Option Closing Date), the Registration Statement, and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus complies and, as amended or supplemented will comply, in all material respects with the Act. The Prospectus does not contain and, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this paragraph do not apply to statements or omissions in the Registration Statement or Prospectus or any preliminary prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

         (b) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and on the Closing Date (and if any Additional Securities are purchased, on the Option Closing Date), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (c) KPMG LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

         (d) The financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included in the Registration Statement. The other financial and statistical information and data set forth or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the financial statements included in the Registration Statement and the books and records of the Company.

         (e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE CHANGE"), (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

         (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change.

         (g) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change; except as otherwise disclosed in the Registration



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

Statement or the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are
(a) the subsidiaries listed on Schedule C hereto and (b) certain other subsidiaries which, considered in the aggregate as a single Subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X.

         (h) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

         (i) This Agreement has been duly authorized, executed and delivered by the Trust and the Company.

         (j) The shares of Common Stock issuable upon the conversion of the Securities or the Debentures have been duly authorized and reserved for issuance and when issued and delivered in accordance with the Declaration or the Indenture, as applicable, will be validly issued, fully paid and non-assessable. The capital stock of the Company, including the Common Stock, conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. The issuance of the Common Stock upon the conversion of the Securities or the Debentures is not subject to the preemptive or other similar rights of any securityholder of the Company.

         (k) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Change.

         (l) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Change, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, taken as a whole, or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Change.

         (m) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required in all material respects.

         (n) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any written notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Change.

         (o) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained or as may be required under the Act or state securities laws or (ii) where the failure to make such filing, or obtain such authorization, approval, consent, license, order, representation, qualification or decree would not, singly or in the aggregate, result in a Material Adverse Change.

         (p) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (each, an "AUTHORIZATION") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company and its subsidiaries are in compliance with the terms and conditions of all such Authorizations, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change; all of the Authorizations are valid and in full force and effect, except where the invalidity of such Authorizations or the failure of such Authorizations to be in full force and effect would not result in a Material Adverse Change; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Authorizations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

         (q) The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or
(b) do not, singly or in the aggregate, materially and adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or adversely affecting the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

         (r) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Change, to the knowledge of the Company after due inquiry, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

         (s) In connection with the operation by the Company or any of its subsidiaries of United States flag vessels, the Company and such subsidiaries are citizens of the United States within the meaning of Section 2 of the Shipping Act, 1916, as amended.

         (t) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (u) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "DELAWARE BUSINESS TRUST ACT") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Declaration and the agreements and instruments contemplated by the Declaration and described in the Prospectus; based on expected operations and current law, the Trust will be classified for United States federal income tax purposes as a grantor trust and will not be taxable as a corporation; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

         (v) The Securities have been duly and validly authorized by the Trust, and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided preferred beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Declaration, and the terms of the Securities are valid and binding on the Trust; the holders of the Securities will be entitled to the same limitation of personal liability extended to the stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         (w) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued undivided subordinated beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and on the Closing Date or each Option Closing Date, as the case may be, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN"), other than rights of the Company arising under the Declaration to redeem Common Securities; and the Common Securities and the Securities are the only interests authorized to be issued by the Trust.

         (x) Each of the Guarantees, the Declaration and the Indenture (collectively, the "GUARANTOR AGREEMENTS") has been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantees, by the Guarantee Trustee and, in the case of the Declaration, by the Administrative Trustees and, in the case of the Indenture, by the Indenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable against the Company or the Trust in accordance with their respective terms, except as (A) the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and each of the Guarantor Agreements will conform in all material respects to all statements related thereto in the Prospectus.

         (y) The Debentures have been duly authorized and, on the Closing Date or the Option Closing Date, as the case may be, will have been validly executed and delivered by the Company. When the Debentures have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust in accordance with the terms of the Declaration, the Debentures will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (z) The Debentures conform in all material respects as to legal matters to the description thereof contained in the Prospectus.

         (aa) Neither the Company nor any of its subsidiaries (including the Trust) is (i) in violation of its respective charter, declaration of trust or by-laws or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except in the case of clause (ii) for such defaults which would not result in a Material Adverse Change.

         (ab) The execution, delivery and performance of this Agreement by the Trust, the compliance by the Trust with all of the provisions of this Agreement, and the consummation of the transactions contemplated by this Agreement and by the Declaration, including the issuance and sale of the Securities and the Common Securities by the Trust, the purchase of the Debentures by the Trust, and the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration, will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter, by-laws or declaration of trust of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any subsidiary or their respective property is bound (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound or (v) result in the suspension, termination or revocation of any Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization.

         (ac) The execution, delivery and performance of this Agreement, the Debentures and the Guarantor Agreements by the Company, the compliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby including the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust, the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration, the issuance by the Company of the Guarantee, and the issuance by the Company of the Common Stock upon the conversion of the Securities or the Debentures will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as have been made or received and except such as may be required under the securities or Blue Sky laws of the various states), (ii) constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for such breaches or defaults of such indentures, loan agreements, mortgages, leases or other agreements which would not result in a Material Adverse Change, (iii) violate any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien (excluding any right of redemption of the Company arising under the Declaration, the Indenture or the Debentures) under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except as would not result in a Material Adverse Change or (v) result in the suspension, termination or revocation of any Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization, except as would not result in a Material Adverse Change.

         (ad) Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities, the Debentures, the Guarantees and the Common Stock issuable upon conversion of the Securities and/or Debentures, and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company," or an entity "controlled" by an investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Trust is not required to be registered under the Investment Company Act.

         (ae) The Company's obligations under the Guarantees are subordinate and junior in right of payment to all liabilities of the Company.

         (af) The Debentures are subordinated and junior in right of payment to all Senior Debt (as defined in the Indenture) of the Company.

         (ag) Each of the Administrative Trustees is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been, or on the Closing Date will be, duly executed and delivered by the Administrative Trustees and is or will be, as applicable, a valid and binding obligation of each Administrative Trustee, enforceable against such Administrative Trustee in accordance with its terms except as (A) the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (ah) The Company and the Trust have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

         (ai) There are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Trust or the Company to file a registration statement under the Act with respect to any Securities or securities similar to the Securities of the Trust or the Company owned or to be owned by such person or to require the Trust or the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Company under the Act.

         (aj) Each certificate signed by any officer of the Company or any of its subsidiaries or by any Administrative Trustee delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to the Underwriter as to the matters covered thereby.

         SECTION 7. Indemnification. -

         (a) The Trust and the Company jointly and severally agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter or its market making or stabilization activities furnished in writing to the Company by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus, as then amended or supplemented, (so long as the Prospectus and any amendments or supplements thereto was provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or preliminary prospectus supplement, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Trustees, the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter or its market making or stabilization activities furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus or preliminary prospectus supplement.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by the Trust and the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust or the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Securities purchased by each of the Underwriters hereunder and not joint.

The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         SECTION 8. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Trust contained in Section 6 hereof or in certificates of any officer of the Company or any subsidiary of the Company or any Trustee of the Trust delivered pursuant to the provisions hereof, to the performance by each of the Company and the Trust of its covenants and other obligations hereunder, and to the following further conditions:

         (a) The Registration Statement has become effective and on the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus shall have been filed with the Commission in accordance with Rule 424(b).

         (b) On the Closing Date, the Underwriters shall have received the favorable opinions, dated as of the Closing Date, of (i) Seyfarth, Shaw, Fairweather & Geraldson, counsel for the Company and the Trust, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-1 hereto and to such further effect as counsel to the Underwriters may reasonably request, (ii) Jordan B. Allen, Executive Vice President, General Counsel and Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-2 and to such further effect as counsel to the Underwriters may reasonably request, (iii) Preston, Gates, Ellis & Rouvelas Meeds, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-3 hereto and to such further effect as counsel to the Underwriters may reasonably request, (iv) Richards, Layton & Finger, P.A., counsel for the Company and the Trust, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A-4 hereto and to such further effect as counsel to the Underwriters may reasonably request and (v) Emmet, Marvin and Martin, LLP, counsel for the Indenture Trustee, the Property Trustee, the Delaware Trustee and the Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such Letter for each of the other Underwriters to the effect set forth in Exhibit A-5 hereto and to such further effect as counsel to the Underwriters may reasonably request. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (c) On the Closing Date, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley & Austin, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the

United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (d) On the Closing Date, the Underwriters shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties in Section 6 hereof are true and correct with the same force and effect as though expressly made on and as of the Closing Date, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or to the Company's knowledge are contemplated by the Commission.

         (e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date hereof), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole,
(ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 8(e)(i), 8(e)(ii) or 8(e)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         (f) At the time of the execution of this Agreement, the Underwriters shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus .

         (g) On the Closing Date, the Underwriters shall have received from KPMG LLP a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that (i) the specified date referred to therein shall be a date not more than three business days prior to the Closing Date, (ii) such letter shall state that KPMG LLP has conducted a SFAS No. 71 review of the Company's unaudited condensed consolidated balance sheet as of December 31, 1999, the unaudited condensed statements of operations for the three and 12 months ended December 31, 1999 and the unaudited condensed consolidated statement of cash flows for the 12 months ended December 31, 1999 and shall contain customary "negative assurance" provisions as to such financial statements, and (iii) such letter shall contain a customary "negative assurance" provision as to the period from January 1, 2000 through a date not more than three business days prior to the Closing Date.

         (h) On the Closing Date, the Securities and the shares of Common Stock issuable upon conversion of the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

         (i) The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (j) The Company shall have delivered to you the agreements specified in
Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

         (k) The Underwriters shall have received a certificate of the Administrative Trustees of the Trust to the effect that (i) the representations and warranties of the Trust in Section 6 hereof are true and correct with the same force and effect as though expressly made on and as of the Closing Date,
(ii) the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or to the Trust's knowledge as contemplated by the Commission.

         (l) The Preferred Guarantee, the Declaration and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to counsel to the Underwriters.

         (m) In the event that the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Additional Securities, the representations and warranties of the Company and the Trust contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company or the Trust hereunder shall be true and correct as of each Option Closing Date, the condition set forth in Section 8(e) shall be satisfied and, on the relevant Option Closing Date, the Underwriters shall have received:

         (i) A certificate, dated such Option Closing Date, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered on the Closing Date pursuant to Section 8(d) hereof remains true and correct as of such Option Closing Date.

         (ii) The favorable opinion of Seyfarth, Shaw, Fairweather & Geraldson, counsel for the Company, Jordan B. Allen, Executive Vice President, General Counsel and Secretary of the Company, Preston, Gates, Ellis & Rouvelas Meeds, counsel for the Company, Richards, Layton & Finger, P.A., counsel for the Company, and Emmet, Marvin & Martin, LLP, counsel for the Indenture Trustee, Property Trustee, Delaware Trustee and Guarantee Trustee, each in form and substance satisfactory to counsel for the Underwriters, dated such Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 8(b) hereof.

         (iii) The favorable opinion of Sidley & Austin, counsel for the Underwriters, dated such Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 8(c) hereof.


                                      -21

         (iv) A letter from KPMG LLP, in form and substance satisfactory to the Underwriters and dated such Option Closing Date, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 8(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Option Closing Date.

         (v) A certificate, dated such Option Closing Date, of the Administrative Trustees of the Trust confirming that the certificate delivered on the Closing Date pursuant to Section 8(k) hereof remains true and correct as of such Option Closing Date.

         (n) On the Closing Date and on each Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         SECTION 9. Effectiveness of Agreement; Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on the Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Securities or Additional Securities, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm Securities or Additional Securities, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Securities or Additional Securities, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Securities set forth opposite its name in Schedule I bears to the total number of Firm Securities which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Securities or Additional Securities, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Securities or Additional Securities, as the case may be, which any Underwriter has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Securities or Additional Securities, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Firm Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Securities or
(ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         SECTION 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or the Trust, to American Classic Voyages Co., Two North Riverside Plaza, Suite 200, Chicago, Illinois 60606, Attention: Jordan B. Allen and (ii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Trust and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the Trust, the officers or directors of the Company or Trustees of the Trust or any person controlling the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         If for any reason the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9 or as a result of breach by the Underwriters of their obligations to purchase the Securities hereunder), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the reasonable fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Trust, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement, the Administrative Trustees of the Trust and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company, the Trust and the several Underwriters.




                                              Very truly yours,

                                              AMERICAN CLASSIC VOYAGES CO.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                                              AMCV CAPITAL TRUST I

                                              By: AMERICAN CLASSIC VOYAGES
                                                  CO., as Sponsor


                                              By: ______________________________
                                                  Name:
                                                  Title:


DONALDSON, LUFKIN & JENRETTE SECURITIES
CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH


By: DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION


By _____________________________________

                                   SCHEDULE A




                      Name of Underwriter                                      Number of Firm Securities
                      -------------------                                      -------------------------
Donaldson, Lufkin & Jenrette Securities Corporation..........................           1,300,000
Goldman, Sachs & Co. ........................................................             350,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated...........................             350,000

Total........................................................................           2,000,000
                                                                                        =========





                                      -A-

                                   SCHEDULE B

Samuel Zell
Ann Lurie Revocable Trust
EGI Holdings, Inc.
EGIL Investments, Inc.
Samstock, L.L.C.
Anda Partnership
Philip C. Calian
Jordan B. Allen
Roderick K. McLeod
Randall L. Talcott
Todd D. Allen
Ronald W. Sieman
David Simmons
Townsend E. Carman
Heinz J. Niedermaier
Arthur A. Greenberg
Jerry R. Jacob
Emanuel L. Rouvelas
Mark Slezak
Joseph P. Sullivan
Jeffrey N. Watanabe
John R. Berry
Bradbury Dyer, III
Laurence S. Geller


                                      -B-

                                   SCHEDULE C


AMCV Cruise Operations, Inc.
AMCV Holdings, Inc.
The Delta Queen Steamboat Co.
Cruise America Travel, Incorporated
Great River Cruise Line, L.L.C.
Great Ocean Cruise Line, L.L.C.
Great AQ Steamboat, L.L.C.
Great Hawaiian Cruise Line, Inc.
Great Independence Ship Co.
Great Hawaiian Properties Corporation
American Hawaii Properties Corporation
Project America, Inc.
Project America Ship I, Inc.
Great Pacific NW Cruise Line, L.L.C.





                                      -C-

                                                                     Exhibit A-1

         FORM OF OPINION OF SEYFARTH, SHAW FAIRWEATHER & GERALDSON

         (i) The Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

         (iii) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and to the best of our knowledge, after reasonable inquiry, none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company under the Certificate of Incorporation or By-laws of the Company, the General Corporation Law of the State of Delaware, or based solely upon a certificate of an officer of the Company, any agreement to which the Company is a party.

         (iv) The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Trust pursuant to the Underwriting Agreement against payment of the consideration set forth in the Underwriting Agreement, will be validly issued and fully paid and non-assessable.

         (v) The issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company under the Certificate of Incorporation or By-laws of the Company, the General Corporation Law of the State of Delaware, or based solely upon a certificate of an officer of the Company, any agreement to which the Company is a party.

         (vi) Each Subsidiary has been incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, and based solely upon a certificate of an officer of the Company is free and clear of any material security interest, mortgage, pledge, lien, encumbrance, except that such capital stock may be pledged or otherwise encumbered in connection with that certain Credit Agreement dated as of February 25, 1999 with a group of lenders, with the Chase Manhattan Bank, as agent, and any related agreements and instruments ("CHASE CREDIT AGREEMENT"); and to the best of our knowledge, none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any


                                     A-1-1
         securityholder of such Subsidiary under the Certificate or Articles of Incorporation or By-laws of such Subsidiary, the corporation statute of the jurisdiction of incorporation of such Subsidiary, or, based solely upon a certificate of an officer of the Company, any agreement to which such Subsidiary is a party.

         (vii) Each of Underwriting Agreement, the Indenture and each of the Guarantees has been duly authorized, executed and delivered by the Company and the Trust, the Declaration has been duly authorized, executed and delivered by the Company and duly executed and delivered by the Administrative Trustees.

         (viii) The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (ix) The Registration Statement, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and schedules and other financial information included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the Act.

         (x) The documents incorporated by reference in the Prospectus (other than the financial statements and schedules and other financial information included therein or omitted therefrom, as to which we need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         (xi) The form of certificate used to evidence the Securities complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Declaration and the requirements of the Nasdaq National Market.

         (xii) To the best of our knowledge, except as described in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which could reasonably be expected to result in a Material Adverse Change, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.


                                     A-1-2

         (xiii)   The information in the Registration Statement under Item 15 of
         Part II, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Certificate of Incorporation and Bylaws or legal proceedings, or legal conclusions, has been reviewed by us and fairly presents all material respects the information set forth therein.

         (xiv) To the best of our knowledge, except for any statutes or regulations relating to maritime or transportation matters, as to which we express no opinion, there are no material statutes or regulations that are required to be described in the Prospectus that are not described or incorporated by reference therein.

         (xv) All descriptions in the Registration Statement of contracts and other written agreements to which the Company or its Subsidiaries are a party fairly present, in all material respects, the material terms of such contracts and agreements; to the best of our knowledge, there are no material or other written agreements to which the Company or its Subsidiaries is a party required to be described or referred to in the Registration Statement or to be filed or incorporated by reference as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; provided that we express no opinion with respect to any contract or other agreement relating to vessel construction or maritime matters, other than the agreement to acquire a vessel described on page S-41 of the Prospectus under the heading "American Classic Voyages-Expansion Plans-Delta Queen Expansion Plans-New Riverboat."

         (xvi) To the best of our knowledge, neither the Company nor any Subsidiary is in violation of its Certificate or Articles of Incorporation or By-laws.

         (xvii) To the best of our knowledge, after reasonable inquiry, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Act, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement, for the offering, issuance, sale or delivery of the Securities or for the issuance of the Guarantees or the Debentures.

        (xviii)   The execution, delivery and performance of the Underwriting
         Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds"), compliance by the Company and the Trust with their obligations under the Underwriting Agreement, the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust, the issuance by the Company of the Guarantees, the execution, deliver and performance by the Company of the Guarantees, the issuance by the Company of the Common Stock upon the conversion of the Securities or the Debentures, or the distribution of the Debentures by the Trust in the circumstances contemplated by the


                                      A-1-3

         Declaration, do not and will not, whether with or without the giving of notice or lapse of time or both, to the best of our knowledge, conflict with or constitute a breach of, or default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or Liens that would not result in a Material Adverse Change and except that we express no opinion with respect to the Chase Credit Agreement or any contract, mortgage, note, other agreement or instrument with the Maritime Administration of the United States Department of Transportation)), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation or By-laws of the Company or any Subsidiary, or, to the best of our knowledge, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

         (xix) The Common Stock issuable upon the conversion of the Securities and/or the Debentures has been duly authorized by the Company and reserved for issuance upon conversion and, if and when issued in accordance with the Declaration and the Indenture, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the issuance of such Common Stock is not subject to any preemptive right or any other similar rights of securityholders of the Company under the Certificate of Incorporation or By-laws of the Company, under the General Corporation Law of the State of Delaware or, based solely upon a certificate of an officer of the Company, any agreement to which the Company is a party.

         (xx) To the best of our knowledge, the Trust is not a party to or bound by any agreement or instrument other than the Underwriting Agreement, the Declaration and the agreements and instruments contemplated by the Declaration and described in the Prospectus; and to the best of our knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (xxi) Upon due execution, authentication and delivery of the Securities and upon payment therefor, each of the Guarantees, the Debentures and the Indenture will be a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity and, with respect to indemnification provisions, applicable limitations of public policy; the Debentures are entitled to the benefits provided by the Indenture.



                                     A-1-4

         (xxii) The Securities, the Debentures, the Guarantees, the Trust Agreement, the Indenture and the Common Securities conform in all material respects to the descriptions thereof contained in the Prospectus.

         (xxiii) The Trust will be classified as a grantor trust for United States Federal income tax purposes and not as an association subject to tax as a corporation.

         (xxiv) Neither the Company nor any of its subsidiaries is, and after giving effect to the offering and sale of the Securities, the Debentures, the Guarantee and the Common Stock issuable upon the conversion of the Securities and/or Debentures will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act. The Trust is not required to be registered under the Investment Company Act.

         (xxv) To the best of our knowledge, all of the issued and outstanding Common Securities are directly owned by the Company free and clear of any lien, encumbrance or claim.

         (xxvi) The statements set forth in the Prospectus under the captions "The AMCV Trust," "Description of Capital Stock," "Description of Subordinated Debt Securities," "Description of Preferred Securities of the AMCV Trust," "Description of Guarantees," "Description of the Debentures," "Description of Preferred Securities," "Description of the Preferred Securities Guarantee," and "Effect of Obligations Under the Debentures and the Preferred Securities Guarantees-Additional Covenants of American Classic Voyages" insofar as they purport to constitute a summary of the terms of the Securities, the Debentures, the Guarantee, the Common Stock and the documents referred to therein, insofar as they purport to describe the provisions of the law and the documents described therein, fairly summarize or describe such terms, documents and laws in all material respects.

         (xxvii) The discussions set forth in the Prospectus under the captions "Federal Income Tax Consequences," "Risk Factors--Ability to defer distributions has tax consequences for you and may affect the trading price of the preferred Securities" and "Risk Factors--Proposed tax legislation could result in a Trust Tax Event" to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, has been reviewed by such counsel, and fairly presents in all material respects the provisions of law and documents referred to therein.

         (xxviii) Each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         We have participated in discussions with officers and representatives of the Company during the course of the preparation of the Registration Statement. Although we have not independently checked or verified the information contained in the Registration Statement or Prospectus, on the basis of the aforementioned discussions, nothing has come to our attention that would lead us to believe that the Registration Statement or any


                                     A-1-5
         amendment thereto (except for financial statements and schedules and other financial information included or incorporated by reference therein or omitted therefrom as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial information included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), on the date of the Prospectus or on the date of any such amended or supplemented prospectus, or on the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law
         (1991). In such opinion, counsel may indicate that they are not expressing any opinion concerning any law other than the laws of the State of Illinois and the State of New York (but not including any statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities and special political subdivisions, or any judicial decisions to the extent that they deal with any of the foregoing), the General Corporation Law of the State of Delaware and applicable federal law of the United States.





                                     A-1-6

                                                                     Exhibit A-2

                               FORM OF OPINION OF

                                 JORDAN B. ALLEN

                  (i) The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change.

                  (ii) Each Subsidiary is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Change.

                  (iii) To the best of my knowledge, no default by the Company or any Subsidiary exists in the due performance or observation of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or reference to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement (except for such violations or defaults which could not reasonably be expected to result in a Material Adverse Change).

                  (iv) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds"), compliance by the Company and the Trust with their obligations under the Underwriting Agreement, the issuance and sale of the Securities and the Common Securities by the Trust, the sale of the Debentures by the Company to the Trust, the issuance by the Company of the Guarantees, the execution, delivery and performance by the Company of the Guarantees, the issuance by the Company of the Common Stock upon the conversion of the Securities or the Debentures, or the distribution of the Debentures by the Trust in the circumstances contemplated by the Declaration, do not and will not, whether with or without the giving of notice or lapse of time or both, to the best of my knowledge, conflict with or constitute a breach of, or default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any subsidiary pursuant to the Chase Credit Agreement (except for such Liens that would not result in a Material Adverse Change).

                                                                     Exhibit A-3




                               FORM OF OPINION OF

                             PRESTON, GATES, ELLIS &

                                 ROUVELAS MEEDS

                  (i) The information in the Prospectus under the headings "Prospectus Supplement Summary-American Classic Voyages-Investment Highlights -- Statutory Competitive Advantages," "Risk Factors-Risk Factors Relating to American Classic Voyages-If we cannot benefit from exclusive rights of the Pilot Project Statute, our revenue growth in Hawaii will be adversely affected," "Risk Factors-Risk Factors Relating to American Classic Voyages-Modification of the Passenger Vessel Act may adversely affect our business," "Risk Factors-Risk Factors Relating to American Classic Voyages-If we do not complete drydockings or wet dockings on schedule or within budget, our revenues may be adversely impacted," "American Classic Voyages-Statutory Competitive Advantages," and "American Classic Voyages-Current Operations-Governmental Regulation" (together, the "REGULATORY PORTION") to the extent it constitutes matters of law, summaries of legal matters or legal conclusions has been reviewed by us and is correct in all material respects.

                  (ii) Nothing has come to our attention that would lead us to believe that the information contained in the Regulatory Portion of the Registration Statement or any amendment thereto, at the time such Registration Statement or any such amendment became effective or on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the information contained in the Regulatory Portion of the Prospectus or any amendment or supplement thereto, on the date of the Prospectus, as amended or supplemented, or on the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iii) To the best of our knowledge there are no statutes or regulations that are required to be described in the Regulatory Portion of the Prospectus that are not described as required.

                  (iv) All descriptions in the Registration Statement and the Prospectus of the construction contract between Project America, Inc., an indirect subsidiary of the Company, and Ingalls Shipbuilding, Inc., the construction contract between Coastal Queen Holdings, L.L.C. and Atlantic Marine, Inc. and the construction contract between The Delta Queen Steamboat Co. and Cascade General, Inc. and the description of the vessel acquisition contract described under "American Classic Voyages--Hawaii Expansion Plans--Acquisition and Introduction of ms Patriot" fairly present in all material respects, the material terms of such contract, and, to the best of our knowledge,


                                     A-3-1
         there are no material contracts or other written agreements for the construction of vessels to which the Company or is Subsidiaries are a party required to be described or referred to in the Registration Statement or filed as exhibits thereto, other than those described or referred to therein or filed or incorporated by reference as exhibits.

                  (v) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, to the best of our knowledge, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, mortgage, note, other agreement or instrument with the Maritime Administration of the United States Department of Transportation to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Change).

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).



                                     A-3-2

                                                                    Exhibit A-4


                               FORM OF OPINION OF

                            RICHARDS, LAYTON & FINGER

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act;

                  (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to own its properties and conduct its business, (b) to execute and deliver the agreements (as defined in such opinion) to which it is a party, and (c) to issue and perform its obligations under the Securities and Common Securities, all as described in the Declaration;

                  (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees and is enforceable against the Company and the Trustees in accordance with its terms;

                  (iv) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of the agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary Trust action on the part of the Trust;

                  (v) The Securities will represent valid and, subject to the qualifications set forth in clause (vi) below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust;

                  (vi) Under the Delaware Business Trust Act, the certificate attached to the Declaration as Exhibit A-1 is an appropriate form of certificate to evidence ownership of the Securities. The Securities have been duly authorized by the Declaration. The holders of the Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the Securities holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Securities and the issuance of replacement Securities, and
         (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

                  (vii) Under the Delaware Business Trust Act and the Declaration, the issuance of the Securities is not subject to preemptive rights;

                  (viii) No authorization, approval or consent, registration or qualification or other action by or with any court or governmental authority or regulatory body of the State of



                                     A-4-1

         Delaware is required solely for the issuance and sale of the Securities or the consummation of the transactions contemplated by the Agreements;

                  (xix) Assuming that the Trust is treated as a grantor trust or partnership for federal income tax purposes, the holders of the Securities (other than those holders of Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware;

                  (x) The purchase of the Debentures by the Trust does not, and the distribution of the Debentures by the Trust will not, in each case in the circumstances contemplated by the Trust Agreement, conflict with or result in a breach or violation of any of the terms or provisions of the Certificate of Trust of the Trust dated as of January 12, 2000 or the Declaration or any Delaware statute or any order, rule or regulation of any Delaware governmental agency or body having jurisdiction over the Trust or any of its properties; and

                  (xi) The Common Securities have been duly authorized by the Declaration and are duly and validly issued undivided beneficial interests in the assets of the Trust and, under the Delaware Business Trust Act and the Declaration, the issuance of the Common Securities is not subject to preemptive or other similar rights.




                                     A-4-2

                                                                     Exhibit A-5


                               FORM OF OPINION OF

                          EMMET, MARVIN AND MARTIN LLP

                  (i) The Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of New York.

                  (ii) The execution, delivery and performance by the Property Trustee of the Declaration, the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement and the execution, delivery and performance by the Indenture Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively. The Declaration, the Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, enforceable against the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (iii) The execution, delivery and performance of the Declaration, the Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, do not conflict with or constitute a breach of the Organization Certificate or By-laws of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, or the terms of any indenture or other agreement or instrument known to us and to which the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, is a party or is bound or any judgment, order or decree known to us to be applicable to the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively.

                  (iv) No consent, approval or authorization of, or registration with or notice to any Federal or New York State banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Indenture Trustee of the Declaration, the Guarantee Agreement and the Indenture, respectively.



                                     A-5-1

FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS
PURSUANT TO SECTION 2

                                                                       Exhibit B
                                February 15, 2000

Donaldson, Lufkin & Jenrette
  Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated,
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York 10172


         Re:      Proposed Public Offering by American Classic Voyages Co.
                  --------------------------------------------------------

Dear Sirs:

         The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith (the "UNDERWRITERS"), propose to enter into an Underwriting Agreement with American Classic Voyages Co. (the "COMPANY") and AMCV Capital Trust I (the "TRUST"), providing for the public offering (the "PUBLIC OFFERING") of trust preferred securities of the Trust.

         To induce the Underwriters to participate in the Public Offering and to continue their efforts in connection with the Public Offering, the undersigned, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering:

         (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $.01 per share (the "COMMON STOCK") of the Company or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation;

         (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

         (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.



                                              Very truly yours,



                                              Signature: ______________________

                                              Print Name: _____________________

                                                                      Exhibit C


                               FORM OF OPINION OF
                                 SIDLEY & AUSTIN



         (i) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

         (ii) The statements under the captions "The AMCV Trust," "Description of Capital Stock," "Description of Subordinated Debt Securities," "Description of Preferred Securities of the AMCV Trust," "Description of Guarantees," "Description of the Debentures," "Description of Preferred Securities," "Description of the Preferred Securities Guarantee," "Effect of Obligations Under the Debentures and the Preferred Securities Guarantees," and "Underwriting," insofar as such statements constitute summaries of the legal matters and documents referred to therein, fairly summarize the legal matters and documents referred to therein in all material respects.

         (iii) Each of the Indenture, the Declaration and the Guarantee has been duly authorized, executed and delivered by the Company. The Debentures are in the form established pursuant to the Indenture and have been duly authorized, executed and delivered by the Company.

         (iv) Assuming the due authorization, execution and delivery by the Indenture Trustee of the Indenture and the due authentication of the Debentures by the Indenture Trustee in accordance with the provisions of the Indenture, the Debentures, upon delivery of the Debentures to the Trust against payment therefor, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to the qualification that the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

         (v) Each of the Registration Statement and the Prospectus, as of its respective effective or issue date (other than the financial statements, financial data and supporting schedules included therein or omitted therefrom and the Statement of Eligibility on Form T-1 of each of the Indenture Trustee, the Delaware Trustee and the Guarantee Trustee (the "Forms T-1"), as to which we express no opinion), complied as to form in all material respects with the requirements of the 1933 Act.

         (vi) Assuming the due authorization, execution and delivery by the Indenture Trustee and the Guarantee Trustee, as applicable, each of the Indenture and the Guarantee is a valid and binding agreement of the Company enforceable in accordance with its terms, subject to the qualification that the enforceability thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equity principles.

         (vii) The shares of Common Stock initially issuable upon conversion of the Securities and the Debentures have been duly authorized by the Company and reserved for issuance upon such conversion and, if and when issued in accordance with the Declaration and the Indenture, upon conversion of the Securities and the Debentures, will be validly issued, fully paid and non-assessable.

         (viii) Each of the Preferred Guarantee, the Declaration and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         (ix) Nothing has come to our attention which causes us to believe that the Registration Statement (other than the financial statements, financial data and supporting schedules included therein and the Forms T-1, as to which we express no belief), at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data and supporting schedules included therein and the Forms T-1, as to which we express no belief), as of its date or at the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.